UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2016, Hyatt Hotels Corporation (the “Company”) filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire 10,187,641 shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”). All 10,187,641 shares of Class B Common Stock were converted into shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) in connection with the election by certain holders of Class B Common Stock party to the 2007 Stockholders’ Agreement to convert 10,187,641 shares of Class B Common Stock into an equal number of shares of Class A Common Stock on November 4, 2016. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of Class B Common Stock that are converted into shares of Class A Common Stock be retired and may not be reissued.

Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total number of authorized shares of capital stock of the Company by 10,187,641 shares. The total number of authorized shares of the Company is now 1,439,054,097 shares, consisting of 1,000,000,000 shares designated Class A Common Stock, 429,054,097 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, $0.01 par value per share. A copy of the Certificate of Retirement is attached as Exhibit 3.1 hereto.

Item 7.01	Regulation FD Disclosure.

As described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, certain outstanding shares of Class A Common Stock and Class B Common Stock are (or were during the fiscal year ended December 31, 2015) subject to lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement, the Amended and Restated Foreign Global Hyatt Agreement and the 2007 Stockholders’ Agreement.

The Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement include restrictions on the number of shares that may be sold by Pritzker family stockholders in specified 12 month periods commencing November 5th of each year. In accordance with such lock-up restrictions (and assuming such lock-up restrictions are not amended, waived or terminated and that there are no transfers of shares amongst Pritzker family stockholders), during the 12 month period from November 5, 2016 through November 4, 2017, 26,859,325 restricted shares will be available for sale by Pritzker family stockholders in the public market pursuant to the terms of such agreements and applicable securities laws.

Another 25,112,086 restricted shares of common stock (14,924,445 shares of Class B Common Stock and 10,187,641 shares of Class A Common Stock) held by other stockholders party to the 2007 Stockholders’ Agreement are available for sale in the public market at any time subject to applicable securities laws and, in the case of the Class B Common Stock, certain rights of first refusal of the Company pursuant to the terms of the 2007 Stockholders’ Agreement. The 10,187,641 shares of Class A Common Stock represent shares issued upon conversion of Class B Common Stock held by certain stockholders party to the 2007 Stockholders’ Agreement. The Company has waived all rights of first refusal with respect to such 10,187,641 shares of Class A Common Stock under the 2007 Stockholders’ Agreement.

An additional 25,081 restricted shares are available for sale in the public market at any time subject to applicable securities laws and are not subject to any lock-up restrictions contained in the foregoing agreements. The foregoing numbers are based on information as of the date of this filing.

For additional information regarding the restrictions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement and 2007 Stockholders’ Agreement, see Part I, Item 1, “Business—Stockholder Agreements—Amended and Restated Global Hyatt Agreement,” “—Amended and Restated Foreign Global Hyatt Agreement” and “—2007 Stockholders’ Agreement” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The foregoing numbers do not include any shares of Class A Common Stock that may be issued and become eligible for sale in the public market under the Company’s Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, the Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan, the Amended and Restated Hyatt Corporation Deferred Compensation Plan and the Hyatt International Hotels Retirement Plan.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Retirement of 10,187,641 Shares of Class B Common Stock

Forward-Looking Statements

Statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about future events and involve known and unknown risks that are difficult to predict. As a result, actual results or events may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us, are inherently uncertain. A more complete description of the risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this filing. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: November 7, 2016	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President, General Counsel and Secretary